Exhibit 10.12

AMENDMENT NO.1 TO SECURED CONVERTIBLE PROMISSORY NOTES

This Amendment to Secured Convertible Promissory Notes (this “Amendment”), dated as of November 2, 2021 (the “Effective Date”), is by and among Heart Test Laboratories, Inc., a Texas corporation (the “Company”), and the Requisite Noteholders. Capitalized terms used herein but not defined herein shall have the respective meanings ascribed to them in the Notes (as defined below).

WI T N E S S E T H:

WHEREAS, the Company undertook an offering of $1,500,000 of Secured Subordinated Convertible Promissory Notes (each a “Note” and collectively the “Series Notes”) in or around January 2021.

WHEREAS, pursuant to Section 7.8 of each of the Notes, the Company and the Requisite Noteholders may amend the terms of the Notes; and

WHEREAS, the Parties desire to extend the Maturity Date of the Notes as set forth in this Amendment.

NOW, THEREFORE, in consideration for the issuance of warrants to the entire Series Notes to acquire 150,000 shares of common stock of the Company (to be issued pro-rata to each Note Holder’s Note principal amount) on terms set out in a separate warrant agreement and the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

A G R E E M E N T:

1. Amendments to the Notes. Each of the Notes is hereby amended as follows:

(a) Paragraph 1 (a) of the Note is hereby amended to read, in its entirety, as follows:

The principal of this Note shall be due and payable on October 31, 2022 (the “Maturity Date”).

2. Attachment to Notes. The Company shall deliver a copy of this Amendment to each Holder of a Note, and instruct each such Holder to attach such copy of this Amendment to such Holder’s Note.

3. Miscellaneous.

(a) Except as specifically provided herein, the Notes shall remain in full force and effect.

(b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c) The laws of the State of Texas shall govern this Amendment without regard to principles of conflict of laws

IN WITNESS WHEREOF, the Company and Requisite Noteholders have executed this Amendment as of the Effective Date.

THE COMPANY:

HEART TEST LABORATORIES, INC.

By:
Mark Hilz, President

REQUISITE NOTEHOLDERS: [Note: Only the Holders of at least $750,001 principal amount of the Notes are required to sign]

[NAME OF ENTITY, IF AN ENTITY]

By:
Printed:
Title:
Principal Amount of Notes: $

[FOR INDIVIDUALS:]

Signed:

Printed Name:

Principal Amount of Notes: $

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